Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002

I, Samuel Goldfinger, Chief Financial Officer of The Smith & Wollensky Restaurant Group, Inc., certify that:

1.                I have reviewed this amended annual report of The Smith & Wollensky Restaurant Group, Inc. on Form 10-K/A for the period ended January 1, 2007; and

2.                Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

May 1, 2007

/s/ SAMUEL GOLDFINGER
Samuel Goldfinger
Chief Financial Officer, Executive Vice President of Finance, Treasurer, Secretary